UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CLEARWAY ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Vote Virtually at the Meeting* April 22, 2025 9:00 AM EST Virtually at: www.virtualshareholdermeeting.com/CWEN2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! CLEARWAY ENERGY, INC. 2025 Annual Meeting Vote by April 21, 2025 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V65360-P26504 You invested in CLEARWAY ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 22, 2025. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement and Annual Report for the year ended December 31, 2024 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

CLEARWAY ENERGY, INC. 2025 Annual Meeting Vote by April 21, 2025 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V65361-P26504 Voting Items Board Recommends 1. Election of Directors For Nominees: 01) Jonathan Bram 02) Nathaniel Anschuetz 03) Emmanuel Barrois 04) Brian R. Ford 05) Jennifer Lowry 06) Bruce MacLennan 07) Daniel B. More 08) E. Stanley O’Neal 09) Craig Cornelius 10) Olivier Jouny 11) Marc-Antoine Pignon 2. To approve, on a non-binding advisory basis, Clearway Energy, Inc.’s executive compensation. For 3. To ratify the appointment of PricewaterhouseCoopers LLP as Clearway Energy, Inc.’s independent registered public accounting firm for the 2025 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.